Cash Flow Items - Schedule of Adjustment for Other Non-Cash Items within Operating Activities (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Schedule of Adjustment for Other Non-Cash Items within Operating Activities [Abstract]
Loss from investment in associate	$ 523	$ 334
Environmental rehabilitation expense		450
Depreciation	78	136
Finance costs, net	154	250
Effects of exchange rate fluctuation on cash and cash equivalents	1,072	(1,568)
Total	$ 1,827	$ (398)